UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-A
FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR 12(g) OF THE
SECURITIES EXCHANGE ACT OF 1934
Prospect Global Resources Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	26-3024783

(State of Incorporation or Organization)	(I.R.S. Employer Identification No.)

600 17th Street, Suite 2800 South
Denver, Colorado	80202

(Address of Principal Executive Offices)	(Zip Code)
Securities to be registered pursuant to Section 12(b) of the Act: None

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. ☐
If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective upon filing pursuant to General Instruction A.(d), please check the following box. ☑

Securities Act registration statement file number to which this form relates	333-163499

(If applicable)
Securities to be registered pursuant to Section 12(g) of the Act:
Common Stock, $0.001 par value per share
(Title of Class)

Item 1. Description of Registrant’s Securities to be Registered
Registrant hereby incorporates by reference the description of its common stock to be registered hereunder in the section captioned “Description of Securities” in the Registrant’s Form 8-K/A (File No. 333-163499), as filed with the Securities and Exchange Commission on March 31, 2011 under the Securities Exchange Act of 1934.
Item 2. Exhibits

Exhibit
#	Description	Reference
3.1	Amended and Restated Articles of Incorporation	Incorporated herein by reference to Exhibit 3.1 to our Form 8-K/A filed on March 31, 2011.
3.2	Amended and Restated Bylaws	Incorporated herein by reference to Exhibit 3.2 to our Form 8-K/A filed on March 31, 2011.

SIGNATURE
Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-A to be signed on its behalf by the undersigned, thereunto duly authorized.
Dated: June 14, 2011

Prospect Global Resources Inc.
By:	/s/ Jonathan Bloomfield
	Name:	Jonathan Bloomfield
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit
#	Description	Reference
3.1	Amended and Restated Articles of Incorporation	Incorporated herein by reference to Exhibit 3.1 to our Form 8-K/A filed on March 31, 2011.
3.2	Amended and Restated Bylaws	Incorporated herein by reference to Exhibit 3.2 to our Form 8-K/A filed on March 31, 2011.